UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 7, 2026
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BLACKLINE, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-37924	46-3354276
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
21300 Victory Boulevard, 12th Floor
Woodland Hills, California 91367
(Address of principal executive offices) (Zip Code)
(818) 223-9008
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01, par value	BL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.
The Company’s 2026 annual meeting of stockholders (the “Annual Meeting”) was held on May 7, 2026. The Annual Meeting was a virtual meeting held over the Internet via live webcast. Present at the Annual Meeting in person or by proxy were holders of 52,859,537 shares of the Company’s common stock, constituting a quorum for the transaction of business. The proposals voted upon at the Annual Meeting and the vote with respect to each such matter are as set forth below.
Proposal 1: Election of Class I directors

Nominee:	For:	Withheld:	Broker Non-Votes:
Scott Davidson	44,638,100	3,970,691	4,250,746
David Henshall	39,107,820	9,500,971	4,250,746
Therese Tucker	42,767,647	5,841,144	4,250,746
Based on the votes set forth above, each director nominee was duly elected to serve until the 2029 annual meeting of stockholders and until his/her respective successor is duly elected and qualified or until his/her death, resignation or removal.
Proposal 2: To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026

For:	Against:	Abstain:
52,760,501	86,853	12,183
There were no broker non-votes on this proposal.
Based on the votes set forth above, the stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
Proposal 3: Advisory non-binding vote on Named Executive Officer Compensation

For:	Against:	Abstain:	Broker Non-Votes:
30,296,698	18,266,738	45,355	4,250,746
Based on the votes set forth above, the stockholders approved, on an advisory non-binding basis, the compensation of the Company’s named executive officers.
Proposal 4: To consider a stockholder proposal if properly presented at the Annual Meeting

For:	Against:	Abstain:	Broker Non-Votes:
48,401,193	183,073	24,525	4,250,746
Based on the votes set forth above, the stockholders approved a stockholder proposal regarding the declassification of our Board.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKLINE, INC.

Date: May 8, 2026	By:	/s/ Karole Morgan-Prager
Karole Morgan-Prager
Chief Legal and Administrative Officer
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